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                                                                    Exhibit 10.5

                              ALLIED HOLDINGS, INC.
                     AMENDED SEVERANCE PAY AND RETENTION AND
                     EMERGENCE BONUS PLAN FOR KEY EMPLOYEES
                                       AND
                            SUMMARY PLAN DESCRIPTION

                                    SECTION 1
                            ESTABLISHMENT OF THE PLAN

     1.1 Effective Date. Allied Holdings, Inc. ("Allied"), on behalf of itself and its direct and indirect subsidiaries, hereby establishes the Allied Holdings, Inc. Severance Pay and Retention and Emergence Bonus Plan for Key Employees (the "Plan") to become effective as of August 1, 2005, subject to approval by the Bankruptcy Court. This document describes the benefits provided under the Plan to Eligible Employees.

     1.2 Purpose. The purpose of the Plan generally is to provide an incentive for Eligible Employees to remain with the Company and to provide severance benefits to Eligible Employees of the Company in the event that their employment is involuntarily terminated in order to smooth the transition period between jobs and to ease the burdens and stress of unemployment.

     1.3 Severance Pay Plan. It is intended that the portion of the Plan that provides severance benefits constitute an employee welfare benefit plan within the scope of Section 3(1) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and that such portion of this Plan constitute a severance pay plan within the scope of Department of Labor Regulations section 2510.3-2(b). The portion of the Plan providing retention bonuses and emergence bonuses is a bonus plan, and is accordingly not an employee welfare plan and is not subject to ERISA.

                                    SECTION 2
                                   DEFINITIONS

     2.1 "Annual Base Salary" means the annualized rate of all regular cash compensation, excluding bonus payments and other items of extraordinary compensation, but including any regular cash compensation which is contributed to a Company benefit plan pursuant to a salary deferral or reduction agreement (including an arrangement described in Code Sections 401 (k) and 125), as shown on the Company's payroll records as of the date of eligibility for benefits under the Plan. In the case of a non-exempt employee, Annual Base Salary shall be determined by multiplying the regular hourly rate of pay of the Employee at the applicable time by the standard number of hours for which the Employee is regularly scheduled to work per week by 52.

     2.2 "Bankruptcy Case" means the Company's pending bankruptcy case in the United States Bankruptcy Court, Northern District of Georgia (Case No. 05-12515, et al).

     2.3 "Bankruptcy Court" means the United States Bankruptcy Court for the Northern District of Georgia.

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     2.4 "Board" means the Board of Directors of Allied.

     2.5 "Cause" means (i) commission of an act or acts of dishonesty, breach of loyalty or fiduciary duty which results or was intended to result directly or indirectly in gain to or personal enrichment at Company's expense, or misconduct that constitutes a felony or a material knowing violation of the Company's Code of Conduct, or (ii) material neglect of job duties in the course of employment (and for purposes of this Plan "neglect" shall be defined as not using efforts and devoting time to job duties consistent with past practices in all material respects), which neglect is not cured within ten (10) days of receipt of written notice from the Company.

     2.6 "Code" means the Internal Revenue Code of 1986, as amended.

     2.7 "Committee" means the Official Committee of Unsecured Creditors appointed in the Bankruptcy Case.

     2.8 "Company" means Allied, its direct and indirect subsidiaries, and its successors and assigns.

     2.9 "Eligible Employee" means each active Employee who is employed by the Company and is determined by the Board to be a key employee.

     2.10 "Employee" means any person who is employed by the Company for purposes of the Federal Insurance Contributions Act and who is regularly scheduled to work 40 or more hours per week. The term Employee does not include any person who is classified as "temporary" for payroll purposes, whose services are leased from another entity, or who is characterized on the Company's books and records as an independent contractor.

     2.11 "Involuntary Termination" means the involuntary termination of an Eligible Employee's employment by the Company without Cause.

     2.12 "Plan Administrator" means the Board or its designee.

     2.13 "Voluntary Termination with Good Reason" means the voluntary separation from service by an Eligible Employee from employment for any one of the following reasons, provided the Employee shall have first given the Company at least ten (10) days' written notice and opportunity to cure:

          (a) a reduction in Annual Base Salary unless the reduction applies generally to substantially all Employees having similar responsibilities and duties;

          (b) a material reduction in benefits or perquisites from current levels, that are not replaced by substantially equivalent or better benefits or perquisites unless the reduction applies generally to substantially all otherwise eligible Employees;

          (c) a reduction in the Stay Bonus and severance benefits described herein; or


                                       -2-

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          (d)  the Company fails to make any payment due to the Employee or required to be made on his/her behalf (under the Plan or otherwise) within ten (10) of the Employee providing written notice to the Company of the past due amounts.

                                    SECTION 3
                               SEVERANCE BENEFITS

     3.1 Eligibility. Subject to the terms and conditions of the Plan, each Eligible Employee shall be entitled to receive severance benefits under the Plan after incurring an Involuntary Termination or Voluntary Termination for Good Reason. In the event that the Plan is assumed by or otherwise becomes binding on a successor or assigns of the Company, and the Employee's employment is transferred to such entity, the Employee shall not be deemed to have had an Involuntary Termination until his Involuntary Termination (if any) from the successor or assignee.

     3.2 Non-Eligibility. In no event shall an Eligible Employee receive severance benefits under the Plan in the event:

          (a) the Employee resigns or voluntarily quits other than a Voluntary Termination for Good Reason;

          (b) the Employee's employment is terminated by the Company for Cause;

          (c) the Employee retires, dies, becomes permanently disabled, or his leave of absence expires and the Employee does not return to work; or

          (d) the Employee fails to continue to work through the scheduled date of termination of employment arising as a result of an Involuntary Termination, without the prior written approval of the Company, or

          (e) the Employee's employment with the Company ends, whether by reason of resignation or otherwise, in connection with or as a consequence of a sale or other disposition, however effected, of all or any part of the business or assets of the Company, if the acquirer or any affiliate thereof offers the Employee continued employment on terms which, if they had been implemented by the Company, would not have constituted grounds for a Voluntary Termination for Good Reason, regardless of whether the Employee accepts such offer or retains such employment.

     3.3 Amount of Severance Benefits. Each Eligible Employee who meets the requirements of Plan Sections 3.1 and 3.2 shall receive a severance amount equal to a percentage of the Employee's Annual Base Salary based upon the Employee's tier as designated by the Board ("Tier"). A Tier la or lb Employee is eligible to receive severance benefits of not more than 150% of his or her Annual Base Salary; a Tier 2 Employee is eligible to receive severance benefits of not more than 100% of his of her Annual Base Salary; a Tier 3 Employee is eligible to receive severance benefits of not more than 50% of his or her Annual Base Salary; and a Tier 4 Employee is eligible to receive severance benefits of not more than 25% of his or her Annual


                                       -3-
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Base Salary. The amount of total severance amounts per Eligible Employee is set forth on the Appendix to the Plan.

     3.4 Benefits. All benefits provided by the Company, with the exception of COBRA health insurance, shall terminate on the date of such Employee's termination of employment, except to the extent required by law or the terms of the applicable Company plan document, program, or policy (including, without limitation, this Plan).

     3.5 Payment of Severance Benefits. Notwithstanding the foregoing, as a condition to the payment of severance benefits, Employee must provide to the Company and not revoke the following:

          (a) A release, covenant not to sue, and nondisparagement and cooperation agreement containing such terms and conditions in such form as may be acceptable to the Company in its sole discretion.

          (b) A commitment not to solicit employees, customers, or prospects on behalf of any competitor of the Company containing such terms and conditions in such form as may be acceptable to the Company in its sole discretion.

          (c) A nondisclosure agreement containing such terms and conditions in such form as may be acceptable to the Company in its sole discretion.

     The severance benefits described in Section 3.3 payable to an Eligible Employee shall be paid in a lump sum as soon as administratively feasible, but in no event later than thirty (30) days, following the later of (i) the Employee's Involuntary Termination or Voluntary Termination for Good Reason, and
(ii) the date each release, covenant, and/or agreement required pursuant to this
Section 3.5 becomes effective in accordance with its terms.

     3.6 Reemployment. Upon any reemployment with the Company, (i) an Eligible Employee will not be required to repay any previous severance benefits paid to him or her by the Company; and (ii) an Eligible Employee will not qualify for the payment of any additional severance benefits under the Plan.

                                    SECTION 4
                                  STAY BONUSES

     4.1 Eligibility. Each Eligible Employee shall be entitled to receive retention and emergence bonuses (collectively "Stay Bonuses") pursuant to the terms and conditions of this Section 4 of the Plan.

     4.2 Amount of Stay Bonus. Each Eligible Employee shall be eligible to receive a Stay Bonus equal to a percentage of his or her Annual Base Salary. Each Tier lb Employee is eligible for a Stay Bonus equal to 75% of his or her Annual Base Salary; each Tier 2 Employee is eligible for a Stay Bonus equal to 59.4% to 70% of his or her Annual Base Salary; each Tier 3 Employee is eligible for a Stay Bonus equal to 35% to 50% of his or her Annual Base Salary; and each Tier 4 Employee is eligible for a Stay Bonus equal to 2O% to 25% of his or her Annual Base Salary. Stay Bonuses are payable as of the dates set forth in Sections 4.4 and 4.6. The


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amount of the total Stay Bonus for each Eligible Employee is set forth on the
Appendix to the Plan.

     4.3 Retention Bonus.

          (a) For Tier lb and Tier 2 Employees:

               (1) 30% of the Stay Bonus is payable as a retention bonus if such Eligible Employee remains employed by the Company through and including the date, as determined by the Company, that the Company, after consultation with the Committee, files with the Bankruptcy Court a plan of reorganization pursuant to 11 U.S.C. Section 1121(a) (whether or not the plan is approved by the Committee (the "Plan Date") or has suffered an Involuntary Termination or Voluntary Termination for Good Reason prior to such date; and

               (2) an additional 35% of the Stay Bonus is payable as a retention bonus if such Eligible Employee remains employed by the Company through and including the date of confirmation (the "Confirmation Date") of a plan in the Bankruptcy Case pursuant to 11 U.S.C. Section 1129 (the "Confirmed Plan") or has suffered an Involuntary Termination or Voluntary Termination for Good Reason prior to such date but after the Plan Date.

          (b) For Tier 3 and Tier 4 Employees:

               (1) 25% of the Stay Bonus is payable as a retention bonus if such Eligible Employee remains employed by the Company through and including February 28, 2006 or has suffered an Involuntary Termination or Voluntary Termination for Good Reason prior to such date;

               (2) an additional 25% of the Stay Bonus is payable as a retention bonus if such Eligible Employee remains employed by the Company through and including the Plan Date or April 30, 2006, whichever is earlier (the "Second Milestone"), or has suffered an Involuntary Termination or Voluntary Termination for Good Reason prior to the Second Milestone but after February 28, 2006; and

               (3) an additional 25% of the Stay Bonus is payable as a retention bonus if such Eligible Employee remains employed by the Company through and including the Confirmation Date or has suffered an Involuntary Termination or Voluntary Termination for Good Reason prior to such date but after the Second Milestone.

     4.4 Payment of Retention Bonuses. Retention bonuses will be paid in a lump sum within ten (10) days following the date such bonuses become payable pursuant to Section 4.3 above.


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     4.5 Emergence Bonus.

          (a) The Tier la Employee, who shall not be eligible for a retention bonus pursuant to Section 4.3 of the Plan, is eligible to receive an emergence bonus equal to 75% of his Annual Base Salary, all of which is payable if such Eligible Employee remains employed by the Company through and including sixty (60) days after the effective date of the Confirmed Plan (the "Emergence Date") or has suffered an Involuntary Termination or Voluntary Termination for Good Reason prior to such date but after the Confirmation Date.

          (b) For Tier lb and Tier 2 Employees, the remaining 35% of the Stay Bonus is payable as an emergence bonus if such Eligible Employee remains employed by the Company through and including the Emergence Date or has suffered an Involuntary Termination or Voluntary Termination for Good Reason prior to such date but after the Confirmation Date.

          (c) For Tier 3 and Tier 4 Employees, the remaining 25% of the Stay Bonus is payable as an emergence bonus if such Eligible Employee remains employed by the Company through and including the Emergence Date or has suffered an Involuntary Termination or Voluntary Termination for Good Reason prior to such date but after the Confirmation Date.

     4.6 Payment of Emergence Bonuses. Emergence bonuses will be paid in a lump sum within ten (10) days following the Emergence Date.

     4.7 Sale of Assets. Any amount of the Stay Bonus that has not already been earned by an Eligible Employee pursuant to 4.3 and 4.5 shall be payable if such Eligible Employee remains continuously employed by the Company through and including the sale, lease or other transfer of all or substantially all of the assets of the Company pursuant to section 363 of the Bankruptcy Code or a confirmed plan.

     4.8 Pro Rata Payment of Stay Bonuses. Eligible Employees taking a leave of absence approved by the Company shall have their Stay Bonus reduced pro rata for the period of the leave (other than with respect to a leave of absence under the Family and Medical Leave Act of 1993).

                                    SECTION 5
                              DISCRETIONARY BONUSES

     An additional bonus pool of $150,000.00 is reserved under the Plan and will be allocated at the discretion of the Plan Administrator to Employees who are not Eligible Employees otherwise eligible for benefits or bonuses under the Plan (but in no event to Employees who elect in writing to not participate in the Plan pursuant to Section 11.4 hereof); provided, however, that no Employee may receive a discretionary bonus in excess of $30,000.00. Any discretionary bonus shall be paid to the Employee within ten (10) days following the determination by the Plan Administrator than an Employee is entitled to such bonus. The Company will inform the Committee of additional bonuses to be paid from the discretionary pool.


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                                    SECTION 6
                             LIMITATION ON PAYMENTS

     If all or any portion of the payments provided under the Plan, or any other benefit (including under any plan adopted in the future), would otherwise constitute "excess parachute payments" and subject the Eligible Employee to taxation under Section 4999 of the Code (or similar tax and/or assessment, including under the Revenue Canada tax laws) because of the receipt of excess parachute payments, then such payments and benefits shall be so reduced (the minimum extent necessary) so that no excess parachute payments result. If reduction is necessary hereunder, the Eligible Employee shall elect which of the payments and benefits shall be reduced. Determination of whether payments and benefits would constitute excess parachute payments, and the amount of reduction so that no excess parachute payments shall exist, shall be made at the Company's expense, by the independent accounting firm employed by the Company immediately prior to the occurrence of any change in control of the Company which will result in the imposition of such tax.

                                    SECTION 7
                    CLAIM REVIEW PROCEDURE FOR ERISA BENEFITS

     7.1 If an Eligible Employee is denied a claim for severance benefits under the Plan, the Plan Administrator shall provide to the claimant written notice of the denial within ninety (90) days after the Plan Administrator receives the claim, unless special circumstances require an extension of time for processing the claim. If such an extension of time for processing is required, written notice of the extension shall be furnished to the claimant prior to the termination of the initial ninety (9O)-day period. In no event shall the extension exceed a period of ninety (90) days from the end of such initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Plan Administrator expects to render the final decision.

     7.2 If an Eligible Employee is denied a claim for severance benefits under a Plan, the Plan Administrator shall provide to such claimant written notice of the denial which shall set forth:

          (a) the specific reasons for the denial;

          (b) specific references to the pertinent provisions of the Plan on which the denial is based;

          (c) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

          (d) an explanation of the Plan's claim review procedures, and the time limits applicable to such procedures, including, if applicable, a statement of the claimant's right to bring a civil action under Sections 502(a) of ERISA following an adverse benefit determination on review.


                                       -7-

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     7.3 After receiving written notice of the denial of a claim for severance benefits under the Plan, a claimant or his representative shall be entitled to:

          (a) request a full and fair review of the denial of the claim by written application to the Plan Administrator;

          (b) request, free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claim;

          (c) submit written comments, documents, records, and other information relating to the denied claim to the Plan Administrator; and

          (d) a review that takes into account all comments, documents, records, and other information submitted by the claimant relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

     7.4 If the claimant wishes such a review of the decision denying his claim to severance benefits under the Plan, the claimant must deliver such written application to the Plan Administrator within sixty (60) days after receiving written notice of the denial. Delivery shall be considered effective only upon actual receipt by the Plan Administrator.

     7.5 Upon receiving such written application for review, the Plan Administrator may schedule a hearing for purposes of reviewing the claimant's claim, which hearing shall take place not more than thirty (30) days from the date on which the Plan Administrator received such written application for review.

     7.6 At least ten (10) days prior to the scheduled hearing, the claimant and his representative designated in writing by him, if any, shall receive written notice of the date, time, and place of such scheduled hearing. The claimant or his representative, if any, may request that the hearing be rescheduled, for his convenience, on another reasonable date or at another reasonable time or place.

     7.7 All claimants requesting a review of the decision denying their claim for benefits may employ counsel for purposes of the hearing.

     7.8 No later than sixty (60) days following the receipt of the written application for review, the Plan Administrator shall submit its decision on the review in writing to the claimant and to his representative, if any, unless the Plan Administrator determines that special circumstances (such as the need to hold a hearing) require an extension of time, to a day no later than one-hundred twenty (120) days after the date of receipt of the written application for review. If the Plan Administrator determines that the extension of time is required, the Plan Administrator shall furnish to the claimant written notice of the extension before the expiration of the initial sixty (6O)-day period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Plan Administrator expects to render its decision on the review. In the case of a decision adverse to the claimant, the decision shall include:


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

          (a) specific reasons for the decision;

          (b) specific references to the pertinent provisions of the Plan on which the decision is based;

          (c) a statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claimant's claim for benefits; and

          (d) if applicable, a statement of the claimant's right to bring an action under Section 502(a) of ERISA.

     7.9 Notwithstanding the foregoing, the claims procedures set forth in this
Section 7 apply only to the portions of the Plan subject to ERISA.

                                    SECTION 8
                                  ERISA RIGHTS

     8.1 A Plan participant is entitled to certain rights and protection under ERISA. ERISA provides that Plan participants shall be entitled to:

          (a) examine all Plan documents and copies of all documents filed by the Plan with the U.S. Department of Labor, such as annual reports and Plan descriptions. All such documents may be examined in the Company's Human Resources organization without charge.

          (b) obtain copies of all Plan documents and other Plan information by writing to the Plan Administrator.

     8.2 In addition to creating rights for Plan participants, ERISA imposes obligations on people who are responsible for the operation of the Plan. These people are legally known as "fiduciaries" and must act solely in the interest of the Plan participants and exercise prudence in performance of their duties under the Plan. Fiduciaries who violate the provisions of ERISA may be removed and required to make good any losses they have caused the Plan by virtue of their breach of their fiduciary duties.

     8.3 The Company may not discriminate against employees to prevent them from obtaining a benefit under the Plan or from exercising their rights under ERISA, and the Company may not fire employees to prevent them from obtaining such rights and benefits.

     8.4 If a participant's claim for benefits is denied in whole or in part, he or she must receive a written explanation of the reason for the denial. The participant has a right to have his or her claim reviewed and reconsidered.

     8.5 To enforce rights under ERISA, a participant may request materials from the Plan. If any of the materials requested are not received within thirty (30) days of the participant's request, unless the materials were not sent because of matters beyond the control of the Plan Administrator, the participant may file suit in federal court to require the Plan Administrator to provide the materials. The court may require the Plan Administrator to pay up to $110.00 for each day's delay, until the materials are received, unless delay was beyond the control of the Plan Administrator.

     8.6 If a participant has any questions about the Plan, the participant should contact the Company's Human Resources organization. If a participant has any questions about this statement or about rights under ERISA or if the participant needs assistance in obtaining documents from the Plan Administrator, the participant should contact the nearest office of the Employee Benefits Security Administration, U.S. Department of Labor, listed in the telephone directory, or the Division of Technical Assistance, U.S. Department of Labor, 200 Constitution Avenue, Washington, D.C. 20210. A participant may also obtain certain publications about rights and responsibilities under ERISA by calling the publications hotline of the Employee Benefits Security Administration.

     8.7 Notwithstanding the foregoing, the rights described in this Section 8 apply only to the portions of the Plan subject to ERISA.

                                    SECTION 9
                    ADMINISTRATION AND FINANCING OF THE PLAN

     9.1 Administration. To the extent required, the Plan shall be administered by the Board, or such individuals or committee designated by the Board to administer the Plan.

     9.2 Decisions Final. With respect to the discretionary provisions of the Plan, the Plan Administrator shall have the discretionary authority to interpret and administer such provisions, including, but not limited to, deciding the eligibility of an Employee to receive a discretionary bonus and the amount of such bonus, subject to the remaining provisions of the Plan. The determination of the Plan Administrator shall be final and binding upon all parties.

     9.3 Agents. The Plan Administrator may appoint agents and representatives to act on its behalf, and may delegate to the agents or representatives any part of the powers of the Plan Administrator. Any action taken by an agent or representative shall be considered to be the action of the Plan Administrator, when the agent or representative is acting within the scope of the authority delegated to it by the Plan Administrator, and the Plan Administrator shall be responsible for all such actions.

     9.4 Unfunded. The Plan will not be funded; all benefits will be paid from the general assets of the Company.

                                   SECTION 10
                           AMENDMENT AND TERMINATION

     The Plan is completely voluntary on the part of the Company and, except as provided herein, neither its existence nor its continuation shall be construed as creating any contractual right to or obligation for its continued existence. The Plan may be amended or terminated at any time by the Board; except that the specific provisions of the Plan with respect to claims arising prior to the amendment or termination shall control, and no such amendment or termination shall have the effect of retroactively changing or depriving Eligible Employees of payments already owed under the Plan once it has been approved by the Bankruptcy Court (determined without regard to the delayed payment dates set forth in Plan Sections 4.3 and 4.5). In the event the Plan is amended to reduce benefits to Eligible Employees, or is terminated, after the Effective Date but prior to the Emergence Date;

          (a) the severance benefits described in Section 3 of the Plan (as in effect immediately prior to any such amendment or termination) shall continue to be payable in the event an Eligible Employee suffers an Involuntary Termination or Voluntary Termination for Good Reason within the period ending on the earlier of (i) six (6) months following the effective date of such amendment or termination, or (ii) the Emergence Date (such severance benefit to be paid in a lump sum as soon as administratively feasible, but in no event later than thirty (30) days, following the later of the Employee's Involuntary Termination or Voluntary Termination for Good Reason, and the date each release, covenant, and/or agreement required pursuant to Section 3.5 becomes effective); and

          (b) each Eligible Employee shall be entitled to payment of the retention and emergence portions of the Stay Bonus as of the dates set forth in Sections 4.4 and 4.6, respectively.

Subject to the foregoing limitations, the Board may delegate its authority to amend the Plan to an officer or officers of the Company, provided that, so long as the Bankruptcy Case is pending, no material amendment or termination of the Plan may be made without Bankruptcy Court approval.

                                   SECTION 11
                            MISCELLANEOUS PROVISIONS

     11.1 General. The Plan Sponsor for the Plan is Allied Holdings, Inc. Written communications to the Company or the Plan Administrator can be mailed to 160 Clairemont Avenue, Suite 200, Decatur, Georgia, 30030 or Plan Participants may call 404 370-4277. Allied's Identification Number is 580360550.

     11.2 Plan Year. Records for the Plan are maintained on a calendar year basis.

     11.3 Coordination with other Severance Benefits and Bonuses. Effective as of the date of approval of this Plan by the Bankruptcy Court, (a) the amounts of any severance benefit to which any Eligible Employee is entitled under this Plan will be in lieu of any severance benefits to which the Employee is entitled pursuant to any other Company plan, policy, program, or agreement between such Employee and the Company, and (b) the amounts of any bonuses (including any retention and emergence bonuses provided for hereunder) to which any Eligible Employee is entitled under this Plan will be in lieu of any bonuses (including any retention and emergence bonuses provided for hereunder) to which the Employee is entitled pursuant to any other Company plan, policy, program, or agreement between such Employee and the Company. To the extent an Eligible Employee is entitled to any termination, severance or reasonable notice payments in accordance with any provincial or federal laws of Canada with respect to an event for which benefits are also payable under the Plan (such as, for example, an Involuntary

Termination), the Plan shall not affect such benefits, but the benefits payable under the Plan shall be offset by the benefits payable in accordance with such law.

     11.4 Participation Voluntary. An Eligible Employee may elect in writing to not participate in the Plan. The provisions of Section 11.3 of the Plan shall not apply to any Eligible Employee electing not to participate in the Plan.

     11.5 Withholding. The Company shall deduct and withhold from payments under the Plan any applicable local, state, provincial, and federal withholding taxes and other legal deductions.

     11.6 Successor and Assigns. If the Company sells, assigns or transfers all or substantially all of its business and assets to any person, excluding affiliates of the Company, or if the Company merges into or consolidates or otherwise combines with any person which is a continuing or successor entity, then the Company shall assign all of its right, title and interest in this Plan as of the date of such event to the person which is either the acquiring or successor corporation, and such person(s) shall assume and perform from and after the date of such assignment all of the terms, conditions and provisions imposed by this Plan upon the Company. In such event, "Company" as defined in the Plan shall be deemed to refer solely to the successor or assignee.

     11.7 Continued Validity. The failure of the Plan Administrator or the Company to enforce at any time any of the provisions of the Plan, or to require at any time performance of any of the provisions of the Plan, shall in no way be construed to be a waiver of these provisions, nor in any way to affect the validity of the Plan or any part thereof, or the right of the Plan Administrator or the Company thereafter to enforce every provision.

     11.8 Governing Laws. The Plan shall be construed, administered and governed under and by the applicable state laws and the laws of the United States to the extent they preempt state law or are otherwise applicable to the Plan.

     11.9 Code Section 4O9A. To the extent any provisions of the Plan, or payments hereunder, are subject to Section 4O9A of the Code, it is intended that the Plan comply fully with and satisfy all the requirements of Section 4O9A of the Code. Any provision that would cause the Plan to fail to satisfy Section 4O9A of the Code shall have no force and effect until amended to comply with
Section 4O9A of the Code (which amendment may be retroactive to the extent permitted by Section 4O9A of the Code).

     11-10 No Rights Created. Nothing contained herein shall constitute a contract or in any way create contractual rights, whether express or implied, or be construed as giving any person any legal or equitable right or claim of any nature except to the extent that the right is specifically fixed under the terms of the Plan, subject to the right of the Company to amend, curtail or terminate the Plan. Nothing contained herein shall constitute a contract of employment or entitle any Employee to remain in the employ of the Company or to continue to participate in any other Company employee benefit plan.

     11.11 Headings. Section headings are for convenience only and the language of the Plan itself will be controlling.

     11.12 Interests Not Transferable. No benefit which shall be payable under the Plan to any Eligible Employee shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge all or any part of the benefit shall be void. No benefit shall in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements or torts of any Eligible Employee, nor shall it be subject to attachment or legal process for, or against, the Participant and the same shall not be recognized under the Plan.

     11.13 Gender. Wherever used in the Plan, the masculine pronoun shall be deemed to include the feminine, and the singular to include the plural, unless the context clearly indicates otherwise.

     IN WITNESS WHEREOF, Allied, on behalf of itself and its direct and indirect subsidiaries set forth below has caused the Plan to be executed as of the 1st day of August 2005.

                                        ALLIED HOLDINGS, INC.


                                        By: /s/ Tommy M Duffy
                                            ------------------------------------
                                        Title: EVP + General Counsel


ATTEST:

/s/ Thomas H. King
-------------------------------------
Title: EVP / CFO

[CORPORATE SEAL]

[XXX] CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL
     TREATMENT HAS BEEN REQUESTED IS OMITTED AND NOTED WITH **. AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN SUBMITTED SEPARATELY TO THE U.S. SECURITY AND EXCHANGE COMMISSION.

        CONFIDENTIAL APPENDIX TO ALLIED HOLDINGS, INC. SEVERANCE PAY AND EMERGENCE BONUS PLAN FOR KEY EMPLOYEES, AS APPROVED BY BANKRUPTCY COURT BY ORDER
                DATED DECEMBER 19, 2005, AND UPDATED JUNE 6, 2006

                                                                             ORIGINAL
                                                                            RETENTION   UPDATED   SEVERANCE
                                                         KERP/    ANNUAL      (% of    RETENTION    (% of    SEVERANCE
          NAME                      JOB TITLE            LEVEL  BASE (US$)   Salary)     (US$)     Salary)     (US$)    COUNTRY
-----------------------  ------------------------------  -----  ----------  ---------  ---------  ---------  ---------  -------
SAWYER, HUGH*            President & CEO                   1a    $595,000     75.0%     $   0.00     150%     $892,500    USA
KING, THOMAS H           EVP, Finance/CFO                  1b    $330,000     75.0%     $247,500     150%     $495,000    USA
DUFFY, THOMAS M          EVP,Corp Affairs/GenCnsl & Sec    1b    $330,000     75.0%     $247,500     150%     $495,000    USA
HARRINGTON, JOHN L       President, Axis Group             2        [XXX]     70.0%        [XXX]     100%        [XXX]    USA
MARINELLI, JOSEPH V      SVP, Field Operations             2     $225,000     70.0%     $157,500     100%     $225,000    USA
RAGSDALE, BRENDA         SVP, Human Resources              2        [XXX]     60.0%        [XXX]     100%        [XXX]    USA
FERRELL, ROBERT          SVP, Maintenance/Procurement      2        [XXX]     70.0%        [XXX]     100%        [XXX]    USA
RENTZEL, KEITH M         SVP, Service Operations           2        [XXX]     70.0%        [XXX]     100%        [XXX]    USA
HUTCHISON, ROBERT L      Group VP, Labor Relations         2        [XXX]     64.7%        [XXX]     100%        [XXX]    USA
BLOUNT, JOHN             VP & Assistant General Counsel    2        [XXX]     64.7%        [XXX]     100%        [XXX]    USA
MACAULAY, SCOTT D        VP & Treasurer                    2        [XXX]     60.0%        [XXX]     100%        [XXX]    USA
FOSTER, ANTHONY          VP, Canadian Operations           2        [XXX]     57.0%        [XXX]     100%        [XXX]    CAN
SIEJA, JULIE M           VP, Customer Initiatives & EDI    3        [XXX]     40.0%        [XXX]      50%        [XXX]    USA
DANIEL, CADE ABNEY       Senior Counsel                    3        [XXX]     40.0%        [XXX]      50%        [XXX]    USA
PARKS, LARRY G.          SVP, Information Systems          3        [XXX]     50.0%        [XXX]      50%        [XXX]    USA
SHEFFIELD, DAVID M       VP, Finance & Accounting          3        [XXX]     50.0%        [XXX]      50%        [XXX]    USA
JANSEN, JOHN             VP, Labor Relations               3        [XXX]     40.0%        [XXX]      50%        [XXX]    CAN
CUNNINGHAM, JACK         VP, Midwest Region                3        [XXX]     50.0%        [XXX]      50%        [XXX]    USA
WENTLENT, MARK           VP, Northeast Region              3        [XXX]     50.0%        [XXX]      50%        [XXX]    USA
FRAGA, MICHAEL           VP, Operations                    3        [XXX]     50.0%        [XXX]      50%        [XXX]    USA
BROOKS, JORDIE P         VP, Revenue Systems & Payroll     3        [XXX]     50.0%        [XXX]      50%        [XXX]    USA
BAHAM, CLAUDE E          VP, South Central                 3        [XXX]     50.0%        [XXX]      50%        [XXX]    USA
PETERS, KENT M           VP,Financial Planning&Analysis    3        [XXX]     40.0%        [XXX]      50%        [XXX]    USA
DEESE, JACQUELINE K      AVP, Accounting                   3        [XXX]     35.0%        [XXX]      50%        [XXX]    USA
RUNKEN, PAMELA           AVP, Financial Reporting          3        [XXX]     35.0%        [XXX]      50%        [XXX]    USA
BLACK, WILLIAM           Sr. Director, Business Solutio    3        [XXX]     35.0%        [XXX]      50%        [XXX]    USA
BURKE, DONALD P**        VP, Controller                    3        [XXX]     50.0%        [XXX]      50%        [XXX]    USA
POWELL, LEIGH            Dir. WC Control & Analysis        3        [XXX]     35.0%        [XXX]      50%        [XXX]    USA
FRANKS, RON M.           VP, Quality Assurance             3        [XXX]     40.0%        [XXX]      50%        [XXX]    USA
KREISLER, JOHN W         VP, Business Development          3        [XXX]     40.0%        [XXX]      50%        [XXX]    USA
FLEMING, ROBERT M        VP-Finance/CFO                    3        [XXX]     40.0%        [XXX]      50%        [XXX]    USA
RUTLAND IV, GUY W        SVP, Labor & Recruiting           4        [XXX]     25.0%        [XXX]      25%        [XXX]    USA
BOLAND JR, THOMAS E.     VP, Terminal Manager              4        [XXX]     25.0%        [XXX]      25%        [XXX]    USA
HENDERSON, PETER         General Manager                   4        [XXX]     25.0%        [XXX]      25%        [XXX]    CAN
CRASWELL, DARREN         General Manager                   4        [XXX]     25.0%        [XXX]      25%        [XXX]    CAN
ROSNER, LYNNE            Senior Director Benefits          4        [XXX]     25.0%        [XXX]      25%        [XXX]    USA
MCCARTHY, JOSEPH D       Sr. Dir of Client Services        4        [XXX]     25.0%        [XXX]      25%        [XXX]    USA
BLAIR, PAMELA A          Sr. Dir of Client Services        4        [XXX]     25.0%        [XXX]      25%        [XXX]    USA
BREWER, MARIAN L***.     Sr. Director, Human Resources     4        [XXX]     25.0%        [XXX]      $0         [XXX]    USA
GREGORY, DONALD A        Dir, Parts & Warranty             4        [XXX]     25.0%        [XXX]      25%        [XXX]    USA
MILLIRON, RENEE L****    Director, Accounts Payable        4        [XXX]     20.0%        [XXX]      25%        [XXX]    USA
EVANS, ONEX              Director, Financial Reporting     4        [XXX]     25.0%        [XXX]      25%        [XXX]    USA
MICHALSKI, CONRAD V      Director, Maintenance             4        [XXX]     25.0%        [XXX]      25%        [XXX]    USA
KOPYCIENSKI, MARK R      Director, Maintenance             4        [XXX]     25.0%        [XXX]      25%        [XXX]    USA
KING, WESLEY             Director, Maintenance             4        [XXX]     25.0%        [XXX]      25%        [XXX]    USA
HANLON, DEWAIN M.        Director, Maintenance             4        [XXX]     25.0%        [XXX]      25%        [XXX]    USA
BRAVO, A. LEONARDO       Director, Revenue Systems         4        [XXX]     20.0%        [XXX]      25%        [XXX]    USA
MUNI, ANTHONY L          General Manager - Dealer Servi    4        [XXX]     25.0%        [XXX]      25%        [XXX]    USA
MOULAND, HUBERT W        General Manager - Dealer Servi    4        [XXX]     25.0%        [XXX]      25%        [XXX]    USA

                                                                             ORIGINAL
                                                                            RETENTION   UPDATED   SEVERANCE
                                                         KERP/    ANNUAL      (% of    RETENTION    (% of    SEVERANCE
          NAME                      JOB TITLE            LEVEL  BASE (US$)   Salary)     (US$)     Salary)     (US$)    COUNTRY
-----------------------  ------------------------------  -----  ----------  ---------  ---------  ---------  ---------  -------
KREGER, MARK             Manager, Regional                 4        [XXX]     25.0%        [XXX]      25%        [XXX]    USA
CHRISTIAN, SCOTT         Manager, Regional                 4        [XXX]     25.0%        [XXX]      25%        [XXX]    USA
CAMPBELL, DANE K         Manager, Terminal                 4        [XXX]     25.0%        [XXX]      25%        [XXX]    USA
JOLLIFFE, MURRAY         Team Director                     4        [XXX]     20.0%        [XXX]      25%        [XXX]    USA
BECKWITH, MARK A         Manager, Data Management          4        [XXX]     25.0%        [XXX]      25%        [XXX]    USA
MONTOYA, FRANCISCO J     Manager, Marshalling Center       4        [XXX]     25.0%        [XXX]      25%        [XXX]    USA
YEDALIAN, ZOHRAB         Manager, Marshalling Center       4        [XXX]     25.0%        [XXX]      25%        [XXX]    USA
MURRAY, SHEYROL          Manager, Payroll (North Am.)      4        [XXX]     20.0%        [XXX]      25%        [XXX]    USA
DONOHUE, SHARON L        Manager, Quality                  4        [XXX]     25.0%        [XXX]      25%        [XXX]    USA
FOX, MICHAEL             Manager, Shop                     4        [XXX]     25.0%        [XXX]      25%        [XXX]    USA
PARSONS, ROGER A         Manager, Shop                     4        [XXX]     25.0%        [XXX]      25%        [XXX]    USA
BELL, ERNEST M***        Manager, Shop                     4        [XXX]     25.0%        [XXX]       0%        [XXX]    USA
JAMISON, MICHAEL L       Manager, Shop                     4        [XXX]     25.0%        [XXX]      25%        [XXX]    USA
MURRAY, JIM              Manager, Shop                     4        [XXX]     25.0%        [XXX]      25%        [XXX]    CAN
ANDREWS, ROBERT BOYD     Manager, Terminal                 4        [XXX]     25.0%        [XXX]      25%        [XXX]    USA
LEDFORD, MITCHELL        Manager, Terminal                 4        [XXX]     25.0%        [XXX]      25%        [XXX]    USA
WELTER, GARY L           Manager, Terminal                 4        [XXX]     25.0%        [XXX]      25%        [XXX]    USA
BATES, JOHN              Manager, Terminal                 4        [XXX]     25.0%        [XXX]      25%        [XXX]    USA
BRADICH, TERRENCE R      Manager, Terminal                 4        [XXX]     25.0%        [XXX]      25%        [XXX]    USA
FRANZ, JOHN M            Manager, Terminal                 4        [XXX]     25.0%        [XXX]      25%        [XXX]    USA
STEFANIK, MICHAEL        Manager, Terminal                 4        [XXX]     25.0%        [XXX]      25%        [XXX]    USA
STRACHOTA, DONALD A      Manager, Terminal                 4        [XXX]     25.0%        [XXX]      25%        [XXX]    USA
LIKNESS, GLEN            Manager, Terminal                 4        [XXX]     25.0%        [XXX]      25%        [XXX]    CAN
BOURRE, JOHN             Manager, Terminal                 4        [XXX]     25.0%        [XXX]      25%        [XXX]    CAN
MAIETTA, JAMES F         Manager, Parts                    4        [XXX]     20.0%        [XXX]      25%        [XXX]    USA
TALTON, DERRYL           Manager, Terminal                 4        [XXX]     25.0%        [XXX]      25%        [XXX]    USA
CHANNELL, JERRY A        General Manager - Dealer Servi    4        [XXX]     25.0%        [XXX]      25%        [XXX]    USA
LEWIS, HARVEY C          Manager, Terminal                 4        [XXX]     25.0%        [XXX]      25%        [XXX]    USA
KRAFT, FRED W            VP, Safety&Trning, Term Mgr.      4        [XXX]     25.0%        [XXX]      25%        [XXX]    USA
BLUMENTHAL, VICKIE BETH  Manager, Accounting               4        [XXX]     20.0%        [XXX]      25%        [XXX]    USA

FROM DISCRETIONARY POOL
MURRAY, RANDY            Manager, Shop                     4        [XXX]       15%        [XXX]      25%        [XXX]    CAN
SCHULENBORG, ROGER P     Manager, Shop                     4        [XXX]       15%        [XXX]      25%        [XXX]    CAN
LACY, MARK               Sr. Director, Operations          4        [XXX]       17%        [XXX]      25%        [XXX]    USA
MONROE, JAMES            Account Manager - Carrier Mgt     4        [XXX]       20%        [XXX]      25%        [XXX]    USA
BROBERG, ERIC            Director, Claims                  4        [XXX]       20%        [XXX]      25%        [XXX]    USA
MOLDER, JOSEPH           VP, Service Operations            4        [XXX]       20%        [XXX]      25%        [XXX]    USA
PATIL, RAVINDRA D.       Manager, Logistics Engineering    4        [XXX]       20%        [XXX]      25%        [XXX]    USA
DANIELE, ROBERT W        VP Labor Relations                4        [XXX]       11%        [XXX]      25%        [XXX]    USA
CDN to USD rate on
   12/31/04              0.8662                                                 TOTAL      [XXX]
                                                         REMAINING DISCRETIONARY POOL      [XXX]
                                                                                TOTAL      [XXX]

*    CEO voluntarily gave up court approved retention bonus

**   Bonus adjusted for LOA

***  Employee resigned after receiving only one bonus payment

**** Employee resigned after receiving only two bonus payments